                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                               (Amendment No.  )

Filed by the Registrant       [X]

Filed by a Party other than the
Registrant                   [  ]

Check the appropriate box:

[  ]Preliminary Proxy Statement
[  ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
[X]Definitive Proxy Statement
[  ]Definitive Additional Materials
[  ]Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            THE INTERNET FUND, INC.
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.
[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[  ]Fee paid previously with preliminary proxy materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                            THE INTERNET FUND, INC.
                             344 Van Buren Street
                         North Babylon, New York 11704

                   Notice of Special Meeting of Shareholders
                           To Be Held March 29, 1999

  A Special Meeting of Shareholders of THE INTERNET FUND, INC. ("Fund") will be held on March 29, 1999 at 10:30 A.M., local time at 344 Van Buren Street, North Babylon, New York 11704 to approve the amendment of the Fund's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 50,000,000.

  Shareholders of record as of the close of business on March 11, 1999 are entitled to notice of and to vote at, the Special Meeting ("Meeting"). A list of shareholders will be available at the Meeting. WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE PROVIDED. Sending in the proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                                          By order of the Board of Directors

                                          /s/ Francis J. Alexander
                                          Secretary

                            THE INTERNET FUND, INC.
                             344 Van Buren Street
                         North Babylon, New York 11704

              PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held March 29, 1999

  This proxy statement is furnished to shareholders of The Internet Fund, Inc. ("Fund"), in connection with the solicitation of proxies to be voted at a special Meeting of shareholders ("Meeting") of the Fund, which will be held at 10:30 A.M. on March 29, 1999 at 344 Van Buren Street, North Babylon, New York 11704 for the purpose set forth in the accompanying notice of Special Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Fund at or prior to the Meeting or by executing another proxy dated as of a later date. The Fund's investment adviser is Kinetics Asset Management, Inc. and is located at 344 Van Buren Street, North Babylon, New York 11704. The Fund acts as its own principal underwriter. The Fund's administrator is Firstar Mutual Funds Services, LLC and is located at 625 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund will furnish, without charge, a copy of its annual report to a shareholder upon request. To request such a copy, a shareholder may write to:
The Internet Fund, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or call toll-free 888-386-3999. A definitive proxy statement will be mailed to the Fund's shareholders on March 16, 1999.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Outstanding Shares and Voting Rights

  At the close of business on March 11, 1999, the record date for the Meeting, the outstanding shares of the Fund consisted of 9,162,022.494 shares of Common Stock, each of which is entitled to one vote.

Principal Shareholders

  The following table sets forth certain information with respect to the holdings of any person, including any "group" as that term is defined in
Section 13(d)(3) of the Securities Exchange Act of 1934 (as amended, the "1934 Act") who was known to the Fund to be the "beneficial owner", as defined in Rule 13(d)(3) under the 1934 Act, of more than 5% of the outstanding Common Stock at the close of business on March 11, 1999.

                                                  Amount and Nature of Percent
                                                  Beneficial Ownership   of
      Name and Address                              of Common Stock     Class
      ----------------                            -------------------- -------
      National Financial Services Corp., 200
       Liberty Street, New York, NY 10281 (1)        5,047,726.262     55.094%
      National Investors Service Corp., 55 Water
       Street, New York, NY 10041 (1)                1,696,603.971     18.518%

--------
(1) Record Holder.

Officers and Directors

  At the close of business on March 11, 1999, the Officers and Directors of the Fund owned less than 1% of the outstanding shares of Common Stock.

                  PROPOSAL: APPROVAL OF AMENDMENT TO THE FUND
                         CERTIFICATE OF INCORPORATION

  The authorized capital stock of the Fund consists of 10,000,000 shares of Common Stock, $.001 par value. The Board of Directors is recommending to the shareholders for approval at the Meeting an amendment to the Fund's certificate of incorporation increasing the number of authorized shares from 10,000,000 to 50,000,000 shares.

  The Board of Directors recommends that the shareholders vote FOR the amendment to increase the number of authorized shares of the Fund's Common Stock. The amendment is being proposed by the Board of Directors in order to ensure that the Fund will have shares available for purchase by existing and new shareholders of the Fund and for reinvestment of cash dividends on Common Stock, should the Fund declare the same. The additional shares, when and if issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding.

  THE BOARD UNANIMOUSLY RECOMMENDS THAT EACH SHAREHOLDER VOTE "FOR" THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF THE FUND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE FUND'S COMMON STOCK. IF THIS PROPOSAL IS NOT APPROVED THE FUND WILL BE UNABLE TO SELL MORE SHARES WHEN THE 10,000,000 AMOUNT IS DEPLETED.

  If approved, Article Fourth of the Fund's Certificate of Incorporation would be amended in its entirety to read as follows:

    FOURTH: The total number of shares which the Corporation shall have authority to issue and a statement of the par value of each share are:
  50,000,000, authorized with a par value of $0.001.

                               OTHER INFORMATION

Proposals of Shareholders

  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals addressed to the Secretary of the Fund at the address set forth on the Notice of Special Meeting. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

Voting, Quorum

  Each share of the Fund is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting. No shares have cumulative voting rights.

  Each valid voting instruction/proxy will be voted in accordance with the instructions on the voting instruction/proxy. If no designation is given, the proxy will be voted FOR the proposal. Only a shareholder may execute or revoke a proxy.

  The By-laws of the Fund provides that the presence at the Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of the Fund constitutes a quorum for the transaction of business. If a quorum is present, the affirmative vote by the holders of 50% or more of the interests present, in person or by voting instruction/proxy, is sufficient for shareholder action, unless the Investment Company Act of 1940, or other applicable laws require a greater number of affirmative votes. In tallying votes, abstentions will be counted for proposes of determining whether a quorum is present for purposes of convening the Meeting. If the necessary quorum to transact business, or the vote required to approve or reject an item, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies.

  The Board of Directors recommends an affirmative vote.

  PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTIONS/PROXY PROMPTLY.

                                     PROXY

                    FOR SPECIAL MEETING OF THE STOCKHOLDERS

                            THE INTERNET FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Margaret B. Doyle and Francis J. Alexander (the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Special Meeting of the Stockholders to be held at 344 Van Buren Street, North Babylon, New York 11704 at 10:30 A.M. on March 29, 1999 and at any adjournments thereof.

  Proposal to approve an amendment to the Fund's Certificate of Incorporation to increase the number of shares of authorized common stock from 10,000,000 to 50,000,000.

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

  This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                          -------------------------------------
                                                     Signature

                                          -------------------------------------
                                             Signature, if held jointly

                                          Dated:     , 1999

  IMPORTANT! PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.